SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec.240.14a-12

                        INTERVEST BANCSHARES CORPORATION
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required

[ ] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1) and (2) or Item 22(a)(2) of Schedule 14A


[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _________
     2)   Aggregate number of securities to which transaction applies: _________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:
          _____________________________________________
     4)   Proposed maximum aggregate value of transaction: ________________
     5)   Total fee paid: ______________________________________________

[ ]  Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ______________________________________

     2)   Form, Schedule or Registration Statement No.: ____________________

     3)   Filing Party: ________________________________________________

     4)   Date Filed: __________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MAY 27, 2004


     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Intervest Bancshares Corporation (the "Company") will be held on Thursday, May 27, 2004, at 9:30 a.m., New York time, at the offices of Intervest National Bank, One Rockefeller Plaza (Suite 300), New York, New York for the following purposes:

     1.   To elect directors; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Class A or Class B Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                   By  order  of  the  Board  of  Directors,



                                   Jerome  Dansker

                                   Chairman  of  the  Board

April  22,  2004

New  York,  New  York


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                        INTERVEST BANCSHARES CORPORATION
                        10 ROCKEFELLER PLAZA (SUITE 1015)
                          NEW YORK, NEW YORK 10020-1903
                                 (212) 218-2800

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (sometimes referred to herein as the "Board") of Intervest Bancshares Corporation, a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 27, 2004, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 22, 2004. The Annual Report for the year ended December 31, 2003, including financial statements, is being mailed to stockholders concurrently with the mailing of this Proxy Statement.

     You will find a form of proxy in the envelope in which you received this Proxy Statement. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A stockholder giving a proxy may revoke it at any time prior to the commencement of the Annual Meeting by: filing a written notice of revocation with the Secretary of the Company prior to the meeting; delivering to the Secretary of the Company a duly executed proxy bearing a later date; or attending the Annual Meeting, filing a written notice of revocation with the
Secretary  of  the  meeting  and  voting  in  person.

     If the enclosed form of proxy is properly signed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. SIGNED PROXIES WITH NO INSTRUCTIONS THEREON WITH RESPECT TO THE PROPOSAL SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters as shall be determined by a majority of the Board of Directors or its Executive Committee.

     The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A and Class B Common Stock. Only stockholders of record at the close of business on April 15, 2004 are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2004, there were 5,663,075 shares of the Company's Class A Common Stock and 385,000 shares of the Company's Class B Common Stock issued and outstanding. The holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors of the Company rounded up to the nearest whole number, or eight directors. The holders of the outstanding shares of Class A Common Stock are entitled to vote for the election of the remaining directors of the Company, or three directors. The holders of both Class A and Class B Common Stock as of the record date are entitled to vote on all other matters to come before the meeting, and each is entitled to one vote for each share held on the record date.

     A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will have no effect on the vote. If a quorum is present, the three nominees for election by the holders of Class A Common Stock and the eight nominees for election by the holders of Class B Common Stock who receive the highest number of votes cast by holders of shares of Class A Common Stock and Class B Common Stock, respectively, will be elected as directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2004 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each of the Company's directors,
(iii) each executive officer of the Company and (iv) all current directors and executive officers of the Company as a group.

                                            CLASS A COMMON STOCK        CLASS B COMMON STOCK
                                         ---------------------------  -----------------------
NAME OF BENEFICIAL HOLDER                   SHARES       % CLASS(1)     SHARES     % CLASS(1)
---------------------------------------  -------------  ------------  -----------  ----------
HELENE D. BERGMAN                          447,300 (2)         7.90%      75,000       19.48%

DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------

LAWRENCE G. BERGMAN                        430,800 (2)         7.61%      75,000       19.48%
Director, Vice President and Secretary

MICHAEL A. CALLEN
Director                                    25,000             0.44%           -           -

LOWELL S. DANSKER
Vice Chairman and President                928,300 (3)        16.39%     150,000       38.96%

JEROME DANSKER
Chairman and Executive Vice President    1,005,965 (4)        16.32%     280,000 (4)   48.28%

PAUL DEROSA                                  5,000             0.09%           -           -
Director

STEPHEN A. HELMAN                           38,500             0.68%           -           -
Director

WAYNE F. HOLLY                              18,700 (5)         0.33%           -           -
Director

LAWTON SWAN, III                               500             0.01%           -           -
Director

THOMAS E. WILLETT                            6,000             0.11%           -           -
Director

DAVID J. WILLMOTT                           99,047             1.75%           -           -
Director

WESLEY T. WOOD                              95,032 (6)         1.68%           -           -
Director

All directors and executive officers     2,652,844            43.02%     505,000       87.07%
 as a group (11 persons)
---------------------------------------------------------------------------------------------


(1) Percentages have been computed based upon the total outstanding shares of the Company plus, for each person and the group, shares that person or the group has the right to acquire pursuant to warrants or convertible debentures. The address of all persons listed is: Care of Intervest Bancshares Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020.

(2)  Includes 10,350 shares held by children.

(3)  Includes 10,500 shares held by minor children.

(4) Includes 501,465 shares of Class A common stock issuable upon the exercise of warrants and 36,000 shares held by his spouse. The shares of Class B common stock include 195,000 shares issuable upon the exercise of warrants and 30,000 shares held by his spouse.

(5)  Includes 2,500 shares held by minor children.

(6) Includes 2,532 shares of Class A common stock issuable upon the conversion of debentures.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, it is proposed to elect a board of 11 directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote for the election of the nominees named below. If any of these persons should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy card may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as directors of the Company and, with the exception of Mr. Helman were elected by the shareholders. Mr. Helman was elected by the Board of Directors in December 2003.

     The names of the nominees and certain information about them are set forth below.

FOR  ELECTION  BY  THE  HOLDERS  OF  CLASS  A  COMMON  STOCK:

     MICHAEL A. CALLEN, age 63, serves as a Director of the Company and has served in such capacity since May 1994. Mr. Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen is President of Avalon Argus Associates, a financial consulting firm. Mr. Callen had been Senior Advisor, The National Commercial Bank, Jeddah, Kingdom of Saudi Arabia for more than five years and prior to 1993 was a Director and Sector Executive at Citicorp/Citibank, responsible for corporate banking activities in North America, Europe and Japan. Mr. Callen is also a Director of Intervest National Bank and Intervest Mortgage Corporation, and also serves as a Director of AMBAC, Inc.

     WAYNE F. HOLLY, age 47, serves as a Director of the Company and has served in such capacity since June 1999. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is Chairman and President of Sage, Rutty & Co., Inc., members of the Boston Stock Exchange, with an office in Rochester, New York. Mr. Holly has been an Officer and Director of Sage, Rutty & Co., Inc. for more than five years. Mr. Holly is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     LAWTON SWAN, III, age 61, serves as a Director of the Company and has served in such capacity since February 2000. Mr. Swan received a Bachelor of Science Degree from Florida State University in Business Administration and
Insurance. Mr. Swan is President and Chairman of the Board of Interisk Corporation, a consulting firm specializing in risk management and employee benefit plans, which he founded in 1978. Mr. Swan is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

FOR  ELECTION  BY  THE  HOLDERS  OF  CLASS  B  COMMON  STOCK:

     LAWRENCE G. BERGMAN, age 59, serves as a Director, and as Vice President and Secretary of the Company and has served in such capacities since the Company was organized. Mr. Bergman received a Bachelor of Science degree and a Master of Engineering (Electrical) degree from Cornell University, and a Master of Science in Engineering and a Ph.D degree from The Johns Hopkins University. Mr. Bergman is also a Director of Intervest National Bank, a Director, Vice-President and Secretary of Intervest Mortgage Corporation and a Director and Vice-President of Intervest Securities Corporation.

     JEROME DANSKER, age 85, serves as Chairman of the Board of Directors and Executive Vice President of the Company. He has served as Executive Vice President since 1994 and as Chairman of the Board since 1996. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, a law degree from the New York University School of Law, and is admitted to practice as an attorney in the State of New York. Mr. Dansker is also Chairman of the Board of Directors of Intervest National Bank and Intervest Securities Corporation and he is Chairman of the Board of Directors and Executive Vice President of Intervest Mortgage Corporation.

     LOWELL S. DANSKER, age 53, serves as a Vice Chairman of the Board of Directors, President and Treasurer of the Company, and has served in such capacities, except for Vice Chairman, since the Company was organized. He has served as Vice Chairman since October 2003. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College, a law degree from the University of Akron School of Law, and is admitted to practice as an attorney in New York, Ohio, Florida and the District of Columbia. Mr. Dansker is also serves as: Vice Chairman of the Board of Directors and Chief Executive Officer of Intervest National Bank; Vice Chairman of the Board of Directors, President and Treasurer of Intervest Mortgage Corporation; and as Vice Chairman of the Board of Directors and Chief Executive Officer of Intervest Securities Corporation.

     PAUL DEROSA, age 62, serves as a Director of the Company and has served in such capacity since February 2003. Mr. DeRosa received a Ph.D in Economics from Columbia University. Mr. DeRosa is a principal of Mt. Lucas Management Corp., where he is responsible for management of fixed income investments of that firm's Peak Partners Hedge Fund, and has served in that capacity since 1988. From July 1995 to March 1998, Mr. DeRosa was Chief Executive Officer of
Eastbridge Holdings Inc. Mr. DeRosa is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     STEPHEN A. HELMAN, age 65, serves as a Director of the Company and has served in such capacity since December 2003. Mr. Helman received a Bachelor of Arts degree from the University of Rochester and a law degree from Columbia University. Mr. Helman is an attorney in private practice in New York, New York. Mr. Helman is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     THOMAS E. WILLETT, age 56, serves as a Director of the Company and has served in such capacity since March 1999. Mr. Willett received a Bachelor of Science Degree from the United States Air Force Academy and a law degree from Cornell University School of Law. Mr. Willett has been a partner of Harris Beach LLP, a law firm in Rochester, New York, for more than five years and is a Director of Intervest National Bank and Intervest Mortgage Corporation.

     DAVID J. WILLMOTT, age 65, serves as a Director of the Company and has served in such capacity since March 1994. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 25 years ago and is a Director of Intervest National Bank and Intervest Mortgage Corporation.

     WESLEY T. WOOD, age 61, serves as a Director of the Company and has served in such capacity since March 1994. Mr. Wood received a Bachelor of Science degree from New York University, School of Commerce. Mr. Wood is a Director and President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. He is also a Director of Intervest National Bank and Intervest Mortgage Corporation, an Advisory Board Member of The Center of Direct Marketing at New York University, a member of the Advisory Trustees at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York.

             -------------------------------------------------------
             | THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" | | THE ELECTION OF THE FOREGOING NOMINEES FOR DIRECTOR.|
             -------------------------------------------------------

     Jerome Dansker is the father of Lowell S. Dansker. Otherwise, there are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer.

DIRECTOR  NOMINATIONS  PROCESS

     The Company does not have a standing nominating committee, and the Board of Directors has determined that its Director Nomination Policy works efficiently without the need for a separate nominating committee. Candidates for nomination for election by the holders of Class A Common Stock are reviewed by those directors who qualify as "independent" directors, as such term is defined in the rules of the National Association of Securities Dealers. The independent directors then recommend a slate of nominees for election by the Class A stockholders to the full board of directors for review and approval. The full board of directors approves the nominees for election by the holders of Class A and Class B Common Stock. The independent directors will consider candidates recommended by management of the Company, and will also consider candidates recommended by any shareholder of the Company. There are no differences in the manner in which the Company's independent directors evaluate shareholder-recommended nominees, as compared with nominees obtained from other sources.

     Any shareholder of the Company may nominate one or more persons for election by the holders of Class A Common Stock as a director of the Company at an annual meeting if the shareholder complies with the notice, information and consent provisions contained in the Company's bylaws. In order for the director nomination to be timely, a shareholder's notice to the Company's Secretary must be delivered not less than 90 days nor more than 120 days in advance of the date of the proxy statement and notice released to shareholders in connection with the Company's immediately preceding annual meeting of shareholders. In the event that the Company sets an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date was made, whichever occurs first. To be in proper form, a notice must also contain information concerning the proposed nominee, including: the name, age, business address and residence address of the person; the principal occupation of the person; the beneficial ownership of Company shares of the person; and any other information related to the person that would be required to be filed in a proxy statement or other filings required to be made in connection with the solicitation of proxies.

AFFIRMATIVE  DETERMINATIONS  REGARDING  DIRECTOR  INDEPENDENCE AND OTHER MATTERS

     The Board of Directors has determined that each of the following directors is an "independent" director as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"):
Michael A. Callen; Lawton Swan, III; Paul DeRosa; Stephen A. Helman; Thomas E. Willett; David J. Willmott; and Wesley T. Wood.

     In this Proxy Statement, these seven directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

     The Board of Directors has also determined that each member of the Audit Committee meets the independence requirements applicable to that Committee prescribed by the NASD and the Securities and Exchange Commission. The Board further determined that Mr. Michael A. Callen and Mr. Paul DeRosa, members of the Audit Committee, are "Audit Committee Financial Experts," as such term is defined in Item 401(h) of Regulation S-K of the SEC rules.

     The Company has a procedure in place to facilitate communications to the Board of Directors by shareholders. Under the process approved by the Board, the Secretary reviews all correspondence addressed to the Board of Directors or any individual member of the Board, and will forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or any of its Committees or that is otherwise determined to require the Board's attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Board or individual members of the Board and request copies of such correspondence. Concerns related to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's Audit Committee and are handled in accordance with procedures established by the Audit Committee.

     The Company does not have a policy that requires members of the board to attend its annual meeting of shareholders. Three members of the board attended the Company's most recent annual meeting of shareholders.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

     Regular meetings of the Board of Directors are held every other month and special meetings of the Board of Directors are held from time to time as needed. The Board of Directors held six meetings in 2003. During the period that each Director served as such, all of the Directors (except Mr. Wood, who attended three of the six meetings and Mr. Helman who was elected at the December 2003 meeting) attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 2003.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     Currently,  the  Board  of Directors has the following standing committees:

     EXECUTIVE COMMITTEE. Members of the Executive Committee are Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker. The Executive Committee exercises all of the power of the Board between meetings of the Board. The Executive Committee held eight meetings in 2003.

     AUDIT COMMITTEE. Members of the Audit Committee are Michael A. Callen, Chairman, and Paul DeRosa, Lawton Swan, III and David J. Willmott. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the Nasdaq Stock Market. The functions of the Audit Committee and its activities during the most recent fiscal year are described below under the heading Report of the Audit Committee. The Audit Committee held seven meetings in 2003.

REPORT  OF  THE  AUDIT  COMMITTEE

     The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     As set forth in more detail in its charter, the Audit Committee's primary responsibilities fall into three broad categories:

         (1) the Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company's management, including discussions with management and the Company's outside auditors;

         (2) the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including: recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services that may be provided to the Company; and determining whether the outside auditors are independent; and

         (3) the Committee oversees implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditors.

     In overseeing the preparation of the Company's financial statements, the Committee discussed with both management and the Company's outside auditors all financial statements prior to their issuance and discussed significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee discussed the statements with management, as well as the outside auditors of the Company and its subsidiaries. The Committee's review included discussions with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61. The Committee also discussed with the auditors matters relating to their independence, including a review of audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1. In addition, the Committee reviewed initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     The Committee also recommended that the firm of Hacker, Johnson & Smith, P.A., P.C., be appointed independent auditors for the Company for 2004.

Audit Committee Members: Michael A. Callen, Paul DeRosa, Lawton Swan, III and David J. Willmott.

COMPENSATION  OF  DIRECTORS

     Directors of the Company receive fees for attendance at the meeting of the Board of Directors and at meetings of the Committees of the Board as noted in the table that follows:

                                                                            Amount  Per
                                                                         Meeting  Attended
                                                                         -----------------
Chairman and Vice Chairman of the Board of Directors of the Company (1)            $3,500
Other Directors of the Company (1)                                                 $  750
Chairman of the Executive and Audit Committees of the Company                      $  750
Other members of the Executive and Audit Committees of the Company                 $  500
Chairman of the Loan Committee of Intervest National Bank                          $  750
Other members of the Loan Committee of Intervest National Bank                     $  500
------------------------------------------------------------------------------------------

(1) The same fee is also paid for each Board Meeting of Interest National Bank and Intervest Mortgage Corporation attended by each Director, except for Messrs. Raymond Sullivan and Keith Olsen who are Directors of Intervest National Bank and do not receive any compensation for attending meetings.

                             EXECUTIVE COMPENSATION

     The Board of Directors does not have a compensation committee and the compensation of the executive officers of the Company and its subsidiaries is approved by the full Board of Directors.

     The  following  report  is  furnished  by  the  Board  of  Directors.

     The Board of Directors evaluates the performance of the President on an annual basis. The Board of Directors does not apply any specific factors or criteria in the establishment of his compensation.

     With respect to the executive officers of the Company, the Company's executive compensation programs are principally designed to give executives incentives to focus on and achieve the Company's business objectives. Key elements of its compensation programs are competitive base salaries and annual performance-based bonuses, which seek to recognize individual performance each year. The Company has, from time to time, granted stock purchase warrants that provide financial rewards to executives if there is stock price appreciation over the period of exercisability.

     The Board reviews compensation of executive officers annually in the context of total compensation packages awarded to executives with similar responsibilities at similar companies in the financial sector. The bonuses paid to the executive officers were intended to recognize accomplishments of the Company and its subsidiaries in the past year.

EXECUTIVE  COMPENSATION  SUMMARY  TABLE

     The following table sets forth information concerning total compensation paid during the last three years by the Company or its subsidiaries to the Company's President and the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2003 for services rendered to the Company during each of the past three fiscal years. Messrs. Olsen, Sullivan and Arvonio serve as Executive Officers of Intervest National Bank but do not serve as Executive Officers of the Company.

                           EXECUTIVE COMPENSATION SUMMARY TABLE

                                             Annual Compensation           Long-Term Compensation
                                       ----------------------------------  ----------------------
Name                                                         Other Annual
Principal Position               Year  Salary(1)   Bonuses   Compensation    Awards    Pay-Outs
-------------------------------------------------------------------------------------------------

JEROME DANSKER,                  2003  $  380,914  $ 10,000          ----       ----         ----
    Chairman,                    2002  $  307,524  $150,000          ----       ----         ----
    Executive Vice President     2001  $  266,457      ----          ----       ----         ----

LOWELL S. DANSKER,               2003  $  177,722  $ 15,000          ----       ----         ----
    Vice Chairman,               2002  $   93,575      ----          ----       ----         ----
    President                    2001  $   39,594      ----          ----       ----         ----

KEITH A. OLSEN,                  2003  $  166,430  $ 10,000          ----       ----         ----
    President - FloridaDivision  2002  $  133,413  $ 20,000          ----       ----         ----
    Intervest National Bank      2001  $  138,599  $ 20,000          ----       ----         ----

RAYMOND C. SULLIVAN,             2003  $  144,425  $  7,500          ----       ----         ----
    President -                  2002  $  127,688  $  7,500          ----       ----         ----
    Intervest National Bank      2001  $  110,103  $  7,500          ----       ----         ----

JOHN J. ARVONIO,                 2003  $  141,949  $  7,500          ----       ----         ----
    Chief Financial Officer -    2002  $  122,538  $  7,500          ----       ----         ----
    Intervest National Bank      2001  $  106,948  $  7,500          ----       ----         ----
-------------------------------------------------------------------------------------------------

(1) Includes director and committee fees, matching contributions under the 401(K) plan, unused vacation and unreimbursed medical expenses paid by the Company and its subsidiaries.

AGGREGATE WARRANT EXERCISES

     No warrants, options or other equity incentives were granted in 2003. The following table contains the aggregate number of shares of Class A Common Stock underlying warrants exercised in 2003 and the number of warrants for shares of Class A and Class B Common Stock held by each of the officers named in the Executive Compensation Summary Table at December 31, 2003.

                                                 Number of Securities
                          Class A                Underlying Unexpired   Aggregate Value of
                           Shares                Warrants at Year End   Unexercised In-the
                      Acquired on         Value   Class A     Class B    Money Warrants at
                         Exercise   Realized (1)   Shares  Shares (2)         Year End (3)
------------------------------------------------------------------------------------------
Jerome Dansker            32,000   $     132,480  501,465     195,000  $         5,391,291
Lowell S. Dansker         12,500   $      51,750     ----        ----                 ----
Keith A. Olsen         21,500 (4)  $      59,571     ----        ----                 ----
Raymond C. Sullivan         ----            ----     ----        ----                 ----
John J. Arvonio             ----            ----     ----        ----                 ----
------------------------------------------------------------------------------------------

(1) Represents the difference between the fair market value of the shares at the date of exercise and the exercise price of the warrant.

(2) At December 31, 2003, 187,600 of the Class B warrants were immediately exercisable. An additional 7,400 warrants vest and become exercisable on April 27, 2004. The warrants, which expire on January 31, 2008, become fully vested earlier upon certain conditions.

(3) The value realized is calculated by subtracting the exercise price from the fair market value of the underlying shares. For purposes of this table, fair market value is deemed to be $14.65 per share, the average of the high and low prices reported by NASDAQ for the Company's Class A Common Stock transactions on December 31, 2003. There is no established trading market for the Class B Common Stock. For purposes of this table, the fair market value of the Class B Common Stock is also deemed to be $14.65 per share. The Class B Common Stock is convertible into Class A Common Stock.

(4)  Includes 16,500 warrants which were sold and no shares were acquired.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes information, as of December 31, 2003, relating to equity compensation plans of the Company pursuant to which rights to acquire shares of Class A and Class B common stock have been granted. All of the rights were granted on or before February 2000.

                                    Number of shares to be     Weighted-average    Number of securities
                                    issued upon exercise of   exercise price of    remaining available
                                      outstanding warrants   outstanding warrants  for future issuance
                                    Class A (1)  Class B (1)  Class A   Class B     Class A   Class B
-------------------------------------------------------------------------------------------------------
Plans approved by shareholders          501,465      195,000  $   6.67  $   7.52      ----      ----

Plans not approved by shareholders         ----         ----      ----      ----      ----      ----
-------------------------------------------------------------------------------------------------------

(1) The rights consist of warrants to purchase shares of Class A and B Common Stock issued to the Chairman of the Company, the grant of which was ratified by the shareholders of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As was indicated previously, the Company does not have a Compensation Committee and the compensation of executive officers is determined by the full Board of Directors. Messrs. Jerome Dansker, Lowell S. Dansker and Lawrence G. Bergman, who are directors of the Company, are also officers and employees of the Company and participated in deliberations concerning the compensation of executive officers other than themselves.

EMPLOYMENT AGREEMENTS

     Intervest Mortgage Corporation, the Company's wholly owned subsidiary, has an employment agreement with Jerome Dansker that expires June 30, 2005. The agreement provides for an annual salary in the present amount of $199,231, which is subject to increase annually by six percent or by the percentage increase in the consumer price index, if higher. The agreement also provides for monthly expense account payments, the use of a car and medical benefits. In the event of Mr. Dansker's death or disability, monthly payments of one-half of the amount which would otherwise have been paid to Mr. Dansker will continue until the longer of (i) the balance of the term of employment, or (ii) three years. The agreement also provides for additional compensation of $1,000 per month for each $10 million of gross assets of Intervest Mortgage Corporation in excess of $100 million.

     Intervest National Bank, the Company's wholly owned subsidiary, has an employment agreement with Keith A. Olsen that expires December 31, 2004. The agreement provides for a base annual salary of $155,000 for 2004 and also provides for the payment of up to two years of severance in certain instances upon termination of employment.

COMPARISON  OF  CUMULATIVE  TOTAL  RETURNS

     The following stock performance graph compares the cumulative total shareholder return of the Company's Class A Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S. companies) Index, the index for banks with total assets of $500 million to $1 billion, and the Nasdaq Bank index.

     The stock performance graph was prepared by SNL Financial L.C. and assumes that $100 was invested on December 31, 1998. The points marked on the horizontal axis correspond to December 31 of each year. Each of the referenced indices is calculated in the same manner.

                               [GRAPHIC OMITED]

                                                         PERIOD ENDING
                                  ----------------------------------------------------------
INDEX                             12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
--------------------------------------------------------------------------------------------
Intervest Bancshares Corporation    100.00     71.43     42.86     84.57    123.43    167.43
NASDAQ - Total US                   100.00    185.95    113.19     89.65     61.67     92.90
SNL $500M-$1B Bank Index            100.00     92.57     88.60    114.95    146.76    211.62
SNL NASDAQ Bank Index               100.00     96.08    110.92    120.73    124.18    160.28

          CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Intervest National Bank has had various loan and other banking transactions in the ordinary course of business with directors and executive officers of the Company and its subsidiaries (or associates of such persons). In the opinion of management, all such transactions: (i) have been or will be made in the ordinary course of business, (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons, and
(iii) have not and will not involve more than the normal risk of collectability or present other unfavorable features.

     The Company, its directors and entities affiliated with certain directors of the Company, have in the past and may in the future participate in mortgage loans originated by the Company's subsidiaries. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with such subsidiaries.

     Thomas E. Willett, Esq., a Director of the Company, is a partner in the law firm of Harris Beach LLP, which firm provides legal services to the Company and its subsidiaries. Mr. Wayne F. Holly, a Director of the Company, also serves as a Chairman and President of Sage, Rutty & Co., Inc., which firm has acted as underwriter or placement agent in connection with securities offerings of the Company and Intervest Mortgage Corporation.

     Except for the transactions described above and outside of normal customer relationships, none of the directors, officers or principal shareholders of the Company and no corporations or firms with such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or with its subsidiaries other than such as arises by virtue of such position or ownership interest in the Company.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied, except that each of Lowell S. Dansker, Jerome Dansker, Lawrence G. Bergman and Helene Bergman inadvertently failed to timely report the acquisition of 12,500, 32,000, 6,250 and 6,250 shares of Class A Common Stock, respectively. These shares were acquired upon the exercise of outstanding warrants and the transactions were subsequently reported on Forms 4. In addition, Michael A. Callen reported on May 7, 2003, the sale on April 30, 2003 of 4,500 shares of Class A Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

APPOINTMENT OF AUDITORS

     The Audit Committee of the Board of Directors appointed the firm of Hacker, Johnson & Smith P.A., P.C. as the Company's principal independent auditors for the year ending December 31, 2004.

     The Company has been advised by Hacker, Johnson & Smith P.A., P.C. that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives from that firm are not expected to be present at the 2004 Annual Meeting of Shareholders.

AUDIT FEES

     Hacker, Johnson & Smith, P.A. billed the Company $67,000 in 2003 and $61,000 in 2002 for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2003 and 2002.

     In addition, Intervest Mortgage Corporation was billed by its auditors, Eisner LLP, $29,600 in 2003 and $27,200 in 2002 for the audit of its annual financial statements for the years ended December 31, 2003 and 2002 and for the review of its financial statements included in Intervest Mortgage Corporation's Quarterly Reports on Form 10-Q filed during 2003 and 2002. Hacker, Johnson & Smith, P.A., P.C. relies upon the reports of the independent auditors of Intervest Mortgage Corporation in its reports.

TAX FEES

     The aggregate amount of fees billed by Hacker, Johnson & Smith, P.A., P.C. for services in connection with the preparation of the Company's income tax returns amounted to $12,850 for 2003 and $10,500 for 2002.

ALL OTHER FEES

     The aggregate amount of fees billed by Eisner LLP for all other services rendered to Intervest Mortgage Corporation amounted to $22,800 for 2003 and $8,000 for 2002. These services consisted of the review of Intervest Mortgage Corporation's registration statements filed in 2003 and 2002 related to the issuance of its subordinated debentures.

OTHER MATTERS

     The Audit Committee of the Board of Directors has determined that the provision of non-audit services as described above is compatible with maintaining the independence of the Company's principal accountants.

     Of the time expended by the Company's principal accountants to audit the Company's financial statements for the fiscal year ended December 31, 2003, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at 10 Rockefeller Plaza (Suite 1015), New York, New York 10020 no later than December 26, 2004 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting. The persons named in the proxies distributed by the Company may use their discretion in voting proxies with respect to shareholder proposals not included in the proxy statement for the 2005 annual meeting, unless the Company received notice of such proposals prior to March 8, 2005.

                                  OTHER MATTERS

     The cost of solicitation of proxies by the Company will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, telegraph or fax. The Company will request persons, firms and corporations holding shares of Common Stock in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of the Board of Directors or its Executive Committee. Copies of the 2003 Annual Report of the Company are included in this mailing to stockholders and additional copies may be obtained from the Secretary of the Company, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020.

                                   By Order of the Board of Directors,




                                   Lawrence G. Bergman
                                   Secretary
Dated: April 22, 2004


A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR ITS MOST RECENT FISCAL YEAR, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED UPON REQUEST AND WITHOUT CHARGE TO BENEFICIAL HOLDERS OF THE CLASS A COMMON STOCK OF THE COMPANY. WRITTEN REQUESTS SHOULD BE DIRECTED TO: INTERVEST BANCSHARES CORPORATION, ATTENTION: SECRETARY, 10 ROCKEFELLER PLAZA (SUITE
1015),  NEW  YORK,  NEW  YORK  10020.  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO
(212)  218-2800.

PROXY                   INTERVEST BANCSHARES CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS ON MAY 27, 2004

     The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker, or any of them, proxies of the undersigned, each with full power of substitution, to vote all shares of Class A Common Stock of INTERVEST BANCSHARES CORPORATION (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Thursday, May 27, 2004 at 9:30 A.M. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR all of the director nominees.

DIRECTOR NOMINEES:

Michael A. Callen, Wayne F. Holly, Lawton Swan, III


                                    WITHHELD
                FOR all nominees     for all
                  listed above      Nominees      To withhold authority to vote
                                                  for any individual nominee,
                                                  print the name(s) on the lines
                                                  below.
1.   Election of       [ ]            [ ]
     Directors                                    ______________________________

                                                  ______________________________

                                                  ______________________________

                                                  ______________________________


2. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE
VOTED FOR THE PROPOSAL  SET FORTH HEREIN UNLESS
      ---
A CONTRARY CHOICE IS SPECIFIED.  SAID PROXIES WILL
USE THEIR DISCRETION WITH RESPECT TO ANY OTHER
MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL
MEETING OR ANY ADJOURNMENT THEREOF.




Signature _____________  Date ______ Signature________________  Date_______
Note: (Please sign exactly as name appears hereon. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing).
COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.